PROSPECTUS SUPPLEMENT - October 3, 2000*

AXP Global Balanced Fund (Dec. 30, 1999 revised as of June 26, 2000) S-6352-99 E (6/00)

The "Management" section is revised as follows:

Mark Fawcett, co-manager of the Fund since 2000, joined AEFC in 1999. He is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also manages AXP International Fund, AXP VP - International Fund, IDS Life Series Fund - International Portfolio and the international portion of AXP Managed Allocation Fund. Prior to joining AEFC, Mark was with Gartmore Investment Management plc, a pension fund and mutual fund management company in the U.K. from 1991 to 1999.

Elizabeth X. Q. Tran became co-portfolio manager of the Fund with overall responsibility for setting asset allocation in September 2000. She joined AEFC in 1993 as Chief Investment Director - Pacific for AEAMI.

Mike Ng joined AEFC in 1994 and began managing the fixed income portion of the Fund in July of 1998. He also serves as a portfolio manager of AXP Signature Portfolios and AXP Worldfolio Portfolios. Prior to joining AEFC, he was a fixed income analyst for the St. Paul Companies.


S-6352 11A (10/00)
*Valid until next prospectus date
Destroy Dec 29, 2000